C:\LEGAL\DOCS\whileasamend2.wpd
EXHIBIT 10(c)

                              SECOND AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (the "Second Amendment") is made and entered into as of this 1st day of June, 1998, by and between CITADEL LAND, INC., a Maryland corporation, hereinafter called the "Landlord", and WASHINGTON HOMES, INC., hereinafter called the "Tenant".

     WHEREAS, by OFFICE LEASE AGREEMENT dated January 1, 1997 (the "Agreement"), Landlord and Tenant agreed upon the lease of office space in "Ingle West Building I" located at 1802 Brightseat Road, Landover, Maryland, and set forth the terms and conditions of said lease;

     WHEREAS, Section 1(E) of the Agreement provides that the Rental Commencement Date of the lease is January 1, 1998; and

     WHEREAS, the parties have agreed to amend the Agreement as set forth below.

     NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

     1. The Agreement is hereby amended to change the Rental Commencement Date from January 1, 1998, as provided for in Section 1(E) of the Agreement, to June 1, 1998.

     2. Other than the aforementioned amendment, all other provisions, terms, and conditions of the Agreement remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WITNESS:                                                   LANDLORD:
                              CITADEL LAND, INC.


                             By:
                                Geaton A. DeCesaris, Jr., President

WITNESS:                      TENANT:
                              WASHINGTON HOMES, INC.


                               By:
                                  Geaton A. DeCesaris, Jr., President